Exhibit 99.1
The Trade Desk Reports Third Quarter 2024 Financial Results
LOS ANGELES--(BUSINESS WIRE)--November 7, 2024--The Trade Desk, Inc. (“The Trade Desk,” the “Company” or “we”) (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its third quarter ended September 30, 2024.
“The Trade Desk delivered strong performance in the third quarter, with revenue of $628 million, accelerating growth to 27%. This performance underlines the value that advertisers are placing on precision and transparency as they work with us to maximize the impact of their campaigns,” said Jeff Green, Co-founder and CEO of The Trade Desk. “As we enter our busiest time of year and look ahead to 2025, we have never been in a better position to capture greater share of the $1 trillion advertising TAM. 2024 has been a banner year for CTV. Many of the largest media companies are now working with us to help clients capture the full value of CTV advertising via programmatic. We are similarly excited about the momentum in retail media and the pace of adoption by advertisers who are taking advantage of our retail data marketplace. And the performance improvements that our clients are seeing with Kokai - our largest platform upgrade to date - showcase the value of audience-driven, AI-enabled innovation.”
Third Quarter 2024 Financial Highlights:
The following table summarizes our unaudited consolidated financial results for the three and nine months ended September 30, 2024 and 2023 ($ in millions, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP Results
Revenue	$628	$493	$1,704	$1,340
Increase in revenue year over year	27%	25%	27%	23%
Net income	$94	$39	$211	$82
Net income margin	15%	8%	12%	6%
GAAP diluted earnings per share	$0.19	$0.08	$0.42	$0.16

Non-GAAP Results
Adjusted EBITDA	$257	$200	$661	$488
Adjusted EBITDA margin	41%	40%	39%	36%
Non-GAAP net income	$207	$167	$536	$421
Non-GAAP diluted earnings per share	$0.41	$0.33	$1.07	$0.84
Third Quarter and Recent Business Highlights:
•Strong Customer Retention: Customer retention remained over 95% during the third quarter, as it has for the past ten consecutive years.

•Continued Collaboration and Support for Unified ID 2.0: The Trade Desk is building support for Unified ID 2.0 (UID2), an industry-wide approach to identity that preserves the value of relevant advertising, while putting user control and privacy at the forefront. UID2 is an upgrade and alternative to third-party cookies. Recent partnerships and pledges of integration and support include:
◦Spotify is extending its partnership with The Trade Desk, piloting integrations with OpenPath and UID2 through Spotify Ad Exchange.
◦Roku announced its adoption of UID2, allowing advertisers to implement more precise targeting and a secure means to facilitate data collaboration with Roku Media.
◦Reach, a UK news publisher of 130 media brands, is adopting EUID as part of their commitment to protecting journalism with a best-in-class advertising experience for readers.

◦Global media company Motorsport Network announced adoption of EUID to provide relevant advertising while prioritizing consumer privacy and transparency for its 60 million authenticated users.
◦Cint announced integration of UID2 to provide robust, omnichannel brand lift measurement.

•Industry Recognition (2024):
◦Institutional Investor Awards - Most Honored Company, Best CEO, Best Company Board, Best IR Program, Best IR Professional, Best IR Team, Best Analyst Day
◦U.S. News & World Report Best Company to Work For
◦Business Insider Rising Stars of Adtech
◦AdExchanger Top Women in Media & Ad Tech
◦MM+M 40 under 40
◦Retail TouchPoints 40 under 40

•Share Repurchases: The Company repurchased $54 million of its Class A common stock in the third quarter of 2024. As of September 30, 2024, the Company had $521 million available and authorized for repurchases.

Financial Guidance:
Fourth Quarter 2024 outlook summary:
•Revenue at least $756 million
•Adjusted EBITDA of approximately $363 million
We have not provided an outlook for GAAP net income or reconciliation of Adjusted EBITDA guidance to net income, the closest corresponding U.S. GAAP measure, because net income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges included in the calculation of this non-GAAP measure; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.
Use of Non-GAAP Financial Information
Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP net income and Non-GAAP diluted earnings per share (“EPS”) that supplement the Condensed Consolidated Statements of Operations of The Trade Desk, Inc. (the Company) prepared under generally accepted accounting principles (GAAP). Adjusted EBITDA is earnings before depreciation and amortization; stock-based compensation; interest income, net; and provision for income taxes. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue, and Adjusted EBITDA margin’s closest corresponding U.S. GAAP measure is net income margin, which is GAAP net income divided by revenue. Non-GAAP net income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP net income and non-GAAP diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash-generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for or superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.

Third Quarter 2024 Financial Results Webcast and Conference Call Details
•When: November 7, 2024 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
•Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com/. Following the call, a replay will be available on the Company’s website.
•Dial-in: To access the call via telephone in North America, please dial 888-506-0062. For callers outside the United States, please dial 1-973-528-0011. Participants should reference the conference call ID code “349188” after dialing in.
•Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 51455). Outside the United States, please dial 1-919-882-2331 (replay code: 51455). The audio replay will be available via telephone until November 14, 2024.
The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com/), its Twitter feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk/), Facebook page (https://www.facebook.com/TheTradeDesk/) and Jeff Green’s LinkedIn profile (https://www.linkedin.com/in/jefftgreen/) as a means of disclosing information about the Company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.
About The Trade Desk
The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, Twitter, LinkedIn and YouTube.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to industry and market trends, the Company’s financial targets, such as revenue and Adjusted EBITDA. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s relatively limited operating history, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$628,016	$493,266	$1,703,819	$1,340,323
Operating expenses (1):
Platform operations	122,656	93,382	336,745	264,903
Sales and marketing	140,296	112,466	395,888	321,177
Technology and development	117,705	117,772	335,426	309,790
General and administrative	138,878	131,969	403,902	388,411
Total operating expenses	519,535	455,589	1,471,961	1,284,281
Income from operations	108,481	37,677	231,858	56,042
Total other income, net	(18,697)	(19,323)	(53,845)	(51,277)
Income before income taxes	127,178	57,000	285,703	107,319
Provision for income taxes	33,020	17,648	74,856	25,702
Net income	$94,158	$39,352	$210,847	$81,617
Earnings per share:
Basic	$0.19	$0.08	$0.43	$0.17
Diluted	$0.19	$0.08	$0.42	$0.16
Weighted-average shares outstanding:
Basic	491,614	489,447	489,845	489,195
Diluted	502,563	501,880	500,273	500,348
___________________________
(1) Includes stock-based compensation expense as follows:
THE TRADE DESK, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Platform operations	$7,617	$5,729	$20,444	$14,642
Sales and marketing	25,294	21,116	70,654	54,039
Technology and development	36,958	43,727	97,441	91,283
General and administrative (1)	58,641	69,061	176,931	210,222
Total	$128,510	$139,633	$365,470	$370,186
___________________________
(1) Includes stock-based compensation expense related to a long-term CEO performance grant of $30 million and $48 million for the three months ended September 30, 2024 and 2023, respectively, as well as $102 million and $156 million for the nine months ended September 30, 2024 and 2023, respectively.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of September 30, 2024	As of December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$1,221,475	$895,129
Short-term investments, net	510,290	485,159
Accounts receivable, net	2,989,387	2,870,313
Prepaid expenses and other current assets	117,221	63,353
Total current assets	4,838,373	4,313,954
Property and equipment, net	197,973	161,422
Operating lease assets	242,431	197,732
Deferred income taxes	154,849	154,849
Other assets, non-current	71,699	60,730
Total assets	$5,505,325	$4,888,687

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,409,773	$2,317,318
Accrued expenses and other current liabilities	142,459	137,996
Operating lease liabilities	62,858	55,524
Total current liabilities	2,615,090	2,510,838
Operating lease liabilities, non-current	230,355	180,369
Other liabilities, non-current	34,130	33,261
Total liabilities	2,879,575	2,724,468

Stockholders' equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,397,100	1,967,265
Retained earnings	228,650	196,954
Total stockholders' equity	2,625,750	2,164,219
Total liabilities and stockholders' equity	$5,505,325	$4,888,687

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
OPERATING ACTIVITIES:
Net income	$210,847	$81,617
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,378	59,889
Stock-based compensation	365,470	370,186
Noncash lease expense	41,522	36,672
Provision for expected credit losses on accounts receivable	837	1,811
Other	(11,901)	(8,312)
Changes in operating assets and liabilities:
Accounts receivable	(125,711)	(130,650)
Prepaid expenses and other current and non-current assets	(68,490)	(11,370)
Accounts payable	87,175	125,661
Accrued expenses and other current and non-current liabilities	8,846	18,439
Operating lease liabilities	(31,918)	(36,741)
Net cash provided by operating activities	540,055	507,202
INVESTING ACTIVITIES:
Purchases of investments	(486,596)	(448,251)
Maturities of investments	475,022	425,400
Purchases of property and equipment	(78,048)	(21,594)
Capitalized software development costs	(6,708)	(6,097)
Net cash used in investing activities	(96,330)	(50,542)
FINANCING ACTIVITIES:
Repurchases of Class A common stock	(177,428)	(426,684)
Proceeds from exercise of stock options	127,690	45,363
Proceeds from employee stock purchase plan	30,122	21,316
Taxes paid related to net settlement of restricted stock awards	(97,763)	(55,397)
Net cash used in financing activities	(117,379)	(415,402)
Increase in cash and cash equivalents	326,346	41,258
Cash and cash equivalents—Beginning of period	895,129	1,030,506
Cash and cash equivalents—End of period	$1,221,475	$1,071,764

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)
(Unaudited)
The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net income	$94,158	$39,352	$210,847	$81,617
Add back (deduct):
Depreciation and amortization expense	20,754	20,530	63,378	59,889
Stock-based compensation expense	128,510	139,633	365,470	370,186
Interest income, net	(19,408)	(17,626)	(53,886)	(49,556)
Provision for income taxes	33,020	17,648	74,856	25,702
Adjusted EBITDA	$257,034	$199,537	$660,665	$487,838

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP net income	$94,158	$39,352	$210,847	$81,617
Add back (deduct):
Stock-based compensation expense	128,510	139,633	365,470	370,186
Adjustment for income taxes	(15,441)	(11,742)	(40,739)	(30,566)
Non-GAAP net income	$207,227	$167,243	$535,578	$421,237

GAAP diluted earnings per share	$0.19	$0.08	$0.42	$0.16

GAAP weighted-average shares outstanding—diluted	502,563	501,880	500,273	500,348

Non-GAAP diluted earnings per share	$0.41	$0.33	$1.07	$0.84

Non-GAAP weighted-average shares used in computing Non-GAAP earnings per share, diluted	502,563	501,880	500,273	500,348

Contacts
Investors
Jake Graves
Senior Manager, Investor Relations
The Trade Desk
ir@thetradedesk.com

Media
Melinda Zurich
VP, Communications
The Trade Desk
melinda.zurich@thetradedesk.com